SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 1998


                                 GTE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)



       1-2755                                              13-1678633
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(Commission File Number)                       (IRS Employer Identification No.)



                 One Stamford Forum, Stamford, Connecticut             06904
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                  (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code: 203-965-2000
                                                            ------------

                                 Not applicable
                           --------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On July 28, 1998, the Registrant and Bell Atlantic Corporation, a Delaware corporation ("Bell Atlantic"), announced that they would merge in a "merger of equals" transaction pursuant to an Agreement and Plan of Merger dated as of July 27, 1998 (the "Merger Agreement"), among the Registrant, Bell Atlantic and a wholly owned subsidiary of Bell Atlantic.

         In connection with the execution of the Merger Agreement, the Registrant and Bell Atlantic entered into (a) an option agreement pursuant to which Bell Atlantic granted the Registrant an option to purchase up to 10% of Bell Atlantic's shares, exercisable under certain circumstances (the "GTE Option Agreement"), and (b) an option agreement pursuant to which the Registrant granted Bell Atlantic an option to purchase up to 10% of the Registrant's shares, exercisable under certain circumstances (the "Bell Atlantic Option Agreement").

         The Merger Agreement, the GTE Option Agreement, the Bell Atlantic Option Agreement and the joint press release of the Registrant and Bell Atlantic announcing the merger are filed as Exhibits 2.1, 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         Exhibit 2.1 Agreement and Plan of Merger dated as of July 27, 1998, among the Registrant, Bell Atlantic Corporation and Beta Gamma Corporation.

         Exhibit 99.1 Option Agreement dated as of July 27, 1998, between Bell Atlantic Corporation, as issuer, and the Registrant, as grantee.

         Exhibit 99.2 Option Agreement dated as of July 27, 1998, between the Registrant, as issuer, and Bell Atlantic Corporation, as grantee.

         Exhibit 99.3 Joint Press Release of the Registrant and Bell Atlantic Corporation issued July 28, 1998.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 29, 1998

                                           GTE CORPORATION



                                           By: /s/   MARIANNE DROST
                                              ----------------------------------
                                              Name:  Marianne Drost
                                              Title: Secretary


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


                                  EXHIBIT INDEX


Exhibit
-------


2.1 Agreement and Plan of Merger dated as of July 27, 1998 among the Registrant, Bell Atlantic Corporation and Beta Gamma Corporation.

99.1              Option  Agreement  dated as of July  27,  1998,  between  Bell
                  Atlantic Corporation, as issuer, and the Registrant, as grantee.

99.2 Option Agreement dated as of July 27, 1998, between the Registrant, as issuer, and Bell Atlantic Corporation, as grantee.

99.3 Joint Press Release of the Registrant and Bell Atlantic Corporation issued July 28, 1998.


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